EXHIBIT 32 .01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of
Microelectronics Technology Company (the "Company") on Form 10-K for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Brian Stewart, Chief Executive Officer of the
Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

       /s/ Brian Stewart
	    ----------
  	   Brian Stewart
      Chief Executive Officer

September 27, 2010














EXHIBIT 32 .02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of
Microelectronics Technology Company., (the "Company") on Form 10-K for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Michael Lee, Chief Financial Officer of the
Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Michael Lee
      -----------
      Michael Lee
  Chief Financial Officer

September 27, 2010